American Funds Insurance Series® Managed Risk Growth Fund Summary Prospectus Supplement January 1, 2019 (for Class P1 and Class P2 shares summary prospectuses dated May 1, 2018)

The information under the heading “Portfolio managers of the underlying funds” in the “Management” section of the summary prospectus is amended in its entirety to read as follows:

Portfolio managers of the underlying funds The individuals primarily responsible for the portfolio management of the Growth Fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in the Growth Fund	Primary title with investment adviser
Mark L. Casey	1 year	Partner – Capital International Investors
Michael T. Kerr	13 years	Partner – Capital International Investors
Anne-Marie Peterson	1 year	Partner – Capital World Investors
Andraz Razen	5 years	Partner – Capital World Investors
Alan J. Wilson	4 years	Partner – Capital World Investors

The individuals primarily responsible for the portfolio management of the Bond Fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in the Bond Fund	Primary title with investment adviser
Pramod Atluri	2 years	Vice President – Capital Fixed Income Investors
David A. Hoag	11 years	Partner – Capital Fixed Income Investors

Keep this supplement with your summary prospectus.

Lit. No. INP8BS-015-0119O CGD/8024-S69980